Exhibit 4.1

KELLOGG COMPANY

OFFICERS’ CERTIFICATE

The undersigned, Joel A. Vander Kooi, Vice President – Treasurer, and Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary, of Kellogg Company, a Delaware corporation (the “Company”), do hereby certify that pursuant to the authority granted in resolutions (collectively, the “Resolutions”) adopted by the Board of Directors of the Company on April 20, 2012; and pursuant to Section 2.3 of the Indenture, dated as of May 21, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), there is established three series of securities under the Indenture with the following terms:

1. The securities are entitled “1.125% Senior Notes due 2015” (the “2015 Notes”), “1.750% Senior Notes due 2017” (the “2017 Notes”) and “3.125% Senior Notes due 2022” (the “2022 Notes and, together with the 2015 Notes and the 2017 Notes, the “Notes”).

2. The 2015 Notes are limited in aggregate principal amount to $350,000,000, the 2017 Notes are limited in aggregate principal amount to $400,000,000 and the 2022 Notes are limited in aggregate principal amount to $700,000,000 (except, in each case, for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11 or 12.3 of the Indenture); provided the Company may, without the consent of holders of the Notes, issue additional Notes having the same ranking and the same interest rate, maturity and other terms as the Notes, which additional Notes will constitute as single series of debt securities under the Indenture.

3. The price to public of the 2015 Notes was 99.883% of the principal amount, the price to the public of the 2017 Notes was 99.458% of the principal amount and the price to the public of the 2022 Notes was 99.159% of the principal amount, in each case plus accrued interest, if any, from May 17, 2012.

4. The principal amount of the 2015 Notes will mature on May 15, 2015, the principal amount of the 2017 Notes will mature on May 17, 2017 and the principal amount of the 2022 Notes will mature on May 17, 2022, in each case subject to the provisions of the Indenture relating to acceleration.

5. The 2015 Notes will bear interest from May 17, 2012 at the rate of 1.125% per annum payable on each May 15 and November 15, commencing November 15, 2012, to the holders of record of the Notes on the April 30 or October 30, as the case may be, immediately preceding such May 15 or November 15; the 2017 Notes will bear interest from May 17, 2012 at the rate of 1.750% per annum payable on each May 17 and November 17, commencing November 17, 2012, to the holders of record of the Notes on the May 2 or November 2, as the case may be, immediately preceding such May 17 or November 17; the 2022 Notes will bear interest from May 17, 2012 at the rate of 3.125% per annum payable on each May 17 and November 17, commencing November 17, 2012, to the holders of record of the Notes on the May 2 or November 2, as the case may be, immediately preceding such May 17 or November 17. Interest will be computed on the basis of a 360 day year of twelve 30-day months.

6. The principal of and interest on the Notes will be payable at the office or agency of the Company maintained for that purpose, pursuant to the Indenture, in the City of New York, which shall be initially the corporate trust office of the Trustee; provided, however, that at the option of the Company, such payment of interest may be made by check mailed to the person entitled thereto as provided in the Indenture. The principal of and interest on the Notes will be payable in the coin or currency of the United States of America.

7. The 2015 Notes, 2017 Notes and 2022 Notes will be redeemable by the Company prior to maturity as described in Section 2 and Section 3 of the form of Notes attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively.

8. If a Change of Control Repurchase Event (as defined in the form of 2015 Note, 2017 Note and 2022 Note attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively) shall have occurred, holders of the 2015 Notes, the 2017 Notes and the 2022 Notes may require the Company to repurchase all or any part of such Notes in the manner provided and subject to the limitations set forth in the form of 2015 Note, 2017 Note and 2022 Note attached as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively.

9. The Notes will not have the benefit of any sinking fund.

10. The Notes initially will be represented by securities registered in the name of the nominee of The Depository Trust Company. The Notes will be issued only in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

11. The 2015 Notes, 2017 Notes and 2022 Notes will initially be issued in the form of one or more global securities, substantially in the form attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively. The Depository Trust Company shall serve as the depository (the “Depository”) for such global securities. While the Notes are evidenced by one or more global securities, the Depository or its nominee, as the case may be, will be the sole holder thereof for all purposes under the Indenture. Neither the Company nor the Trustee shall have any responsibility or obligation to the Depository’s participants or the beneficial owners for whom they act with respect to their receipt from the Depository of payments on the Notes or notices given under the Indenture.

All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.

IN WITNESS WHEREOF, we have set our hands as of this 17th day of May, 2012.

KELLOGG COMPANY

By:	/s/ Joel A. Vander Kooi
Name: Joel A. Vander Kooi
Title: Vice President – Treasurer

By:	/s/ Gary H. Pilnick
Name: Gary H. Pilnick
Title: Senior Vice President, General Counsel, Corporate Development and Secretary

Officers’ Certificate

(Terms of Note)

EXHIBIT A

FORM OF 2015 NOTE

(SPECIMEN)

KELLOGG COMPANY

1.125% Senior Notes due 2015

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” and the “Depository”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED

No. R-7	U.S.$ 350,000,000 CUSIP No.: 487836 BG2

Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule of Exchanges attached hereto (which shall not exceed U.S.$ 350,000,000) on May 15, 2015, and to pay interest thereon from May 17, 2012, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 2012, at the rate of 1.125% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the April 30 or October 30 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Securityholder on such regular record date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2012

KELLOGG COMPANY

By:
Name: Joel A. Vander Kooi Title: Vice President – Treasurer

By:
Name: Gary H. Pilnick Title: Senior Vice President, General Counsel, Corporate Development and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 17, 2012

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

1.125% Senior Notes due 2015

Section 1. Indenture

The Company issued the Securities under an Indenture, dated as of May 21, 2009, between the Company and the Trustee (the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

The Securities are senior unsecured obligations of the Company initially limited to $350,000,000 aggregate principal amount at any one time outstanding. This Security is one of a Series designated as 1.125% Senior Notes due 2015 of the Company.

Section 2. Optional Redemption

The Securities may be redeemed at the Company’s option, at any time in whole or from time to time in part. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of the following amounts:

(a)	100% of the principal amount of the Securities being redeemed on the redemption date; or

(b)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 15 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the redemption date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Securityholders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company will mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Securityholder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (A) Barclays Capital Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the securities of any series are to be redeemed, the securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. The Securities are not entitled to the benefit of any mandatory redemption.

Section 3. Special Optional Redemption

The Securities may be redeemed at the Company’s option, in whole but not in part, in the event that the Company does not consummate the Acquisition on or before the Acquisition Deadline Date, or the Acquisition Agreement is terminated at any time on or before the Acquisition Deadline Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to but excluding the Special Optional Redemption Date. If the Company elects to redeem the Securities pursuant to this paragraph, the Company will cause notice of such redemption to be mailed, with a copy to the Trustee, to each

Holder at its registered address within five Business Days after the occurrence of the event that gives the Company the option to redeem the Securities. If funds sufficient to pay the special optional redemption price of all Securities to be redeemed on the Special Optional Redemption Date are deposited with the Trustee on or before such Special Optional Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Optional Redemption Date, the Securities will cease to bear interest and all rights under the Securities shall terminate (other than in respect of the right to receive the special optional redemption price, plus accrued and unpaid interest).

“Acquisition” means the transaction contemplated by the Acquisition Agreement.

“Acquisition Deadline Date” means December 31, 2012.

“Acquisition Agreement” means transaction agreement, dated as of February 15, 2012, between The Procter & Gamble Company and the Company.

“Special Optional Redemption Date” means the earlier to occur of (1) January 13, 2013 (or, if such day is not a Business Day, the first Business Day thereafter) or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Acquisition Agreement for any reason.

Section 4. Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as described in Section 2 or Section 3, the Company will make an offer to each Securityholder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Securityholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(a)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

(b)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(c)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent will promptly mail to each Securityholder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Securityholder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. An offer to repurchase the Securities upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, if a definitive agreement is in place for a Change of Control at the time of the making of a such an offer.

“Below Investment Grade Rating Event” occurs if both the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of our properties or assets and those of our subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(2) the adoption of a plan relating to the Company’s liquidation or dissolution;

(3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(4) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly-owned Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Company’s Voting Stock, measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 5. Sinking Fund

The Securities are not subject to any sinking fund.

Section 6. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Securityholder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

A global Security deposited with the Depository or the Trustee shall be transferred to the beneficial owner thereof in the form of definitive Securities only if (a) the Company notifies the Trustee in writing that the Depository, Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, société anonyme, is no longer willing or able to act as a depository or clearing system for the Securities or the Depository ceases to be registered as a clearing agency under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days of this notice or cessation, (b) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in definitive form under the Indenture or (c) upon the occurrence and continuation of an Event of Default under the Indenture with respect to the Securities. Upon surrender by the Depository of the global Securities, certificated Securities will be issued to each Person that the Depository identifies as the beneficial owner of the Securities represented by the global Security. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons. Neither the Company nor the Trustee shall be liable for any delay by the Depository or any participant or indirect participant in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Depository for all purposes, including with respect to the registration and delivery, and respective principal amounts, of the Securities to be issued.

Section 7. Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 8. Persons Deemed Owners

The registered Securityholder may be treated as the owner of it for all purposes.

Section 9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Company and not to the Trustee for payment.

Section 10. Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

Section 11. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

Section 12. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 13. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

Section 14. Notices

Notices to Securityholders will be published in authorized daily newspapers in the City of New York. It is expected that publication will be made in the City of New York in The Wall Street Journal. Any notice given pursuant to these provisions shall be deemed to have been given on the date of publication or, if published more than once, on the date first published.

Section 15. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 16. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Section 17. Defined Terms

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $350,000,000 principal amount of Securities held in (check applicable space)          book-entry or         definitive form by                         (the “Transferor”).

The Transferor (check one box below):

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

                Sign exactly as your name appears on the other side of this Security.

EXHIBIT B

FORM OF 2017 NOTE

(SPECIMEN)

KELLOGG COMPANY

1.750% Senior Notes due 2017

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” and the “Depository”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED

No. R-8	U.S.$ 400,000,000 CUSIP No.: 487836 BH0

Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule of Exchanges attached hereto (which shall not exceed U.S.$ 400,000,000) on May 17, 2017, and to pay interest thereon from May 17, 2012, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on May 17 and November 17 in each year, commencing November 17, 2012, at the rate of 1.750% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the May 2 or November 2 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Securityholder on such regular record date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2012

KELLOGG COMPANY

By:
Name: Joel A. Vander Kooi
Title: Vice President – Treasurer

By:
Name: Gary H. Pilnick
Title: Senior Vice President, General Counsel, Corporate Development and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 17, 2012	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

1.750% Senior Notes due 2017

Section 1. Indenture

The Company issued the Securities under an Indenture, dated as of May 21, 2009, between the Company and the Trustee (the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

The Securities are senior unsecured obligations of the Company initially limited to $400,000,000 aggregate principal amount at any one time outstanding. This Security is one of a Series designated as 1.750% Senior Notes due 2017 of the Company.

Section 2. Optional Redemption

The Securities may be redeemed at the Company’s option, at any time in whole or from time to time in part. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of the following amounts:

(a)	100% of the principal amount of the Securities being redeemed on the redemption date; or

(b)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 20 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the redemption date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Securityholders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company will mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Securityholder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (A) Barclays Capital Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the securities of any series are to be redeemed, the securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. The Securities are not entitled to the benefit of any mandatory redemption.

Section 3. Special Optional Redemption

The Securities may be redeemed at the Company’s option, in whole but not in part, in the event that the Company does not consummate the Acquisition on or before the Acquisition Deadline Date, or the Acquisition Agreement is terminated at any time on or before the Acquisition Deadline Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to but excluding the Special Optional Redemption Date. If the Company elects to redeem the Securities pursuant to this paragraph, the Company will cause notice of such redemption to be mailed, with a copy to the Trustee, to each

Holder at its registered address within five Business Days after the occurrence of the event that gives the Company the option to redeem the Securities. If funds sufficient to pay the special optional redemption price of all Securities to be redeemed on the Special Optional Redemption Date are deposited with the Trustee on or before such Special Optional Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Optional Redemption Date, the Securities will cease to bear interest and all rights under the Securities shall terminate (other than in respect of the right to receive the special optional redemption price, plus accrued and unpaid interest).

“Acquisition” means the transaction contemplated by the Acquisition Agreement.

“Acquisition Deadline Date” means December 31, 2012.

“Acquisition Agreement” means transaction agreement, dated as of February 15, 2012, between The Procter & Gamble Company and the Company.

“Special Optional Redemption Date” means the earlier to occur of (1) January 13, 2013 (or, if such day is not a Business Day, the first Business Day thereafter) or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Acquisition Agreement for any reason.

Section 4. Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as described in Section 2 or Section 3, the Company will make an offer to each Securityholder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Securityholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(a)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

(b)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(c)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent will promptly mail to each Securityholder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Securityholder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. An offer to repurchase the Securities upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, if a definitive agreement is in place for a Change of Control at the time of the making of a such an offer.

“Below Investment Grade Rating Event” occurs if both the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of our properties or assets and those of our subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(2) the adoption of a plan relating to the Company’s liquidation or dissolution;

(3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(4) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly-owned Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Company’s Voting Stock, measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 5. Sinking Fund

The Securities are not subject to any sinking fund.

Section 6. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Securityholder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

A global Security deposited with the Depository or the Trustee shall be transferred to the beneficial owner thereof in the form of definitive Securities only if (a) the Company notifies the Trustee in writing that the Depository, Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, société anonyme, is no longer willing or able to act as a depository or clearing system for the Securities or the Depository ceases to be registered as a clearing agency under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days of this notice or cessation, (b) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in definitive form under the Indenture or (c) upon the occurrence and continuation of an Event of Default under the Indenture with respect to the Securities. Upon surrender by the Depository of the global Securities, certificated Securities will be issued to each Person that the Depository identifies as the beneficial owner of the Securities represented by the global Security. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons. Neither the Company nor the Trustee shall be liable for any delay by the Depository or any participant or indirect participant in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Depository for all purposes, including with respect to the registration and delivery, and respective principal amounts, of the Securities to be issued.

Section 7. Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 8. Persons Deemed Owners

The registered Securityholder may be treated as the owner of it for all purposes.

Section 9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Company and not to the Trustee for payment.

Section 10. Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

Section 11. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

Section 12. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 13. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

Section 14. Notices

Notices to Securityholders will be published in authorized daily newspapers in the City of New York. It is expected that publication will be made in the City of New York in The Wall Street Journal. Any notice given pursuant to these provisions shall be deemed to have been given on the date of publication or, if published more than once, on the date first published.

Section 15. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 16. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Section 17. Defined Terms

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $400,000,000 principal amount of Securities held in (check applicable space)          book-entry or         definitive form by                         (the “Transferor”).

The Transferor (check one box below):

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

                Sign exactly as your name appears on the other side of this Security.

EXHIBIT C

FORM OF 2022 NOTE

(SPECIMEN)

KELLOGG COMPANY

3.125% Senior Notes due 2022

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” and the “Depository”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED

No. R-9	U.S.$ 500,000,000 CUSIP No.: 487836 BJ6

Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule of Exchanges attached hereto (which shall not exceed U.S.$ 500,000,000) on May 17, 2022, and to pay interest thereon from May 17, 2012, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on May 17 and November 17 in each year, commencing November 17, 2012, at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the May 2 or November 2 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Securityholder on such regular record date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2012

KELLOGG COMPANY

By:
Name: Joel A. Vander Kooi
Title: Vice President – Treasurer

By:
Name: Gary H. Pilnick
Title: Senior Vice President, General Counsel, Corporate Development and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 17, 2012	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

3.125% Senior Notes due 2022

Section 1. Indenture

The Company issued the Securities under an Indenture, dated as of May 21, 2009, between the Company and the Trustee (the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

The Securities are senior unsecured obligations of the Company initially limited to $500,000,000 aggregate principal amount at any one time outstanding. This Security is one of a Series designated as 3.125% Senior Notes due 2022 of the Company.

Section 2. Optional Redemption

The Securities may be redeemed at the Company’s option, at any time in whole or from time to time in part. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of the following amounts:

(a)	100% of the principal amount of the Securities being redeemed on the redemption date; or

(b)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 25 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the redemption date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Securityholders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company will mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Securityholder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (A) Barclays Capital Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the securities of any series are to be redeemed, the securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. The Securities are not entitled to the benefit of any mandatory redemption.

Section 3. Special Optional Redemption

The Securities may be redeemed at the Company’s option, in whole but not in part, in the event that the Company does not consummate the Acquisition on or before the Acquisition Deadline Date, or the Acquisition Agreement is terminated at any time on or before the Acquisition Deadline Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to but excluding the Special Optional Redemption Date. If the Company elects to redeem the Securities pursuant to this paragraph, the Company will cause notice of such redemption to be mailed, with a copy to the Trustee, to each

Holder at its registered address within five Business Days after the occurrence of the event that gives the Company the option to redeem the Securities. If funds sufficient to pay the special optional redemption price of all Securities to be redeemed on the Special Optional Redemption Date are deposited with the Trustee on or before such Special Optional Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Optional Redemption Date, the Securities will cease to bear interest and all rights under the Securities shall terminate (other than in respect of the right to receive the special optional redemption price, plus accrued and unpaid interest).

“Acquisition” means the transaction contemplated by the Acquisition Agreement.

“Acquisition Deadline Date” means December 31, 2012.

“Acquisition Agreement” means transaction agreement, dated as of February 15, 2012, between The Procter & Gamble Company and the Company.

“Special Optional Redemption Date” means the earlier to occur of (1) January 13, 2013 (or, if such day is not a Business Day, the first Business Day thereafter) or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Acquisition Agreement for any reason.

Section 4. Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as described in Section 2 or Section 3, the Company will make an offer to each Securityholder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Securityholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(a)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

(b)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(c)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent will promptly mail to each Securityholder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Securityholder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. An offer to repurchase the Securities upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, if a definitive agreement is in place for a Change of Control at the time of the making of a such an offer.

“Below Investment Grade Rating Event” occurs if both the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of our properties or assets and those of our subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(2) the adoption of a plan relating to the Company’s liquidation or dissolution;

(3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(4) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly-owned Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Company’s Voting Stock, measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 5. Sinking Fund

The Securities are not subject to any sinking fund.

Section 6. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Securityholder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

A global Security deposited with the Depository or the Trustee shall be transferred to the beneficial owner thereof in the form of definitive Securities only if (a) the Company notifies the Trustee in writing that the Depository, Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, société anonyme, is no longer willing or able to act as a depository or clearing system for the Securities or the Depository ceases to be registered as a clearing agency under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days of this notice or cessation, (b) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in definitive form under the Indenture or (c) upon the occurrence and continuation of an Event of Default under the Indenture with respect to the Securities. Upon surrender by the Depository of the global Securities, certificated Securities will be issued to each Person that the Depository identifies as the beneficial owner of the Securities represented by the global Security. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons. Neither the Company nor the Trustee shall be liable for any delay by the Depository or any participant or indirect participant in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Depository for all purposes, including with respect to the registration and delivery, and respective principal amounts, of the Securities to be issued.

Section 7. Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 8. Persons Deemed Owners

The registered Securityholder may be treated as the owner of it for all purposes.

Section 9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Company and not to the Trustee for payment.

Section 10. Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

Section 11. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

Section 12. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 13. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

Section 14. Notices

Notices to Securityholders will be published in authorized daily newspapers in the City of New York. It is expected that publication will be made in the City of New York in The Wall Street Journal. Any notice given pursuant to these provisions shall be deemed to have been given on the date of publication or, if published more than once, on the date first published.

Section 15. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 16. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Section 17. Defined Terms

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $500,000,000 principal amount of Securities held in (check applicable space)          book-entry or         definitive form by                         (the “Transferor”).

The Transferor (check one box below):

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

                Sign exactly as your name appears on the other side of this Security.

EXHIBIT D

FORM OF 2022 NOTE

(SPECIMEN)

KELLOGG COMPANY

3.125% Senior Notes due 2022

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” and the “Depository”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED

No. R-10	U.S.$ 200,000,000 CUSIP No.: 487836 BJ6

Kellogg Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule of Exchanges attached hereto (which shall not exceed U.S.$ 500,000,000) on May 17, 2022, and to pay interest thereon from May 17, 2012, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on May 17 and November 17 in each year, commencing November 17, 2012, at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the May 2 or November 2 (whether or not a Business Day), as the case may be, immediately preceding such interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Securityholder on such regular record date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2012

KELLOGG COMPANY

By:
Name: Joel A. Vander Kooi
Title: Vice President – Treasurer

By:
Name: Gary H. Pilnick
Title: Senior Vice President, General Counsel, Corporate Development and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 17, 2012	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

3.125% Senior Notes due 2022

Section 1. Indenture

The Company issued the Securities under an Indenture, dated as of May 21, 2009, between the Company and the Trustee (the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date of the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and provisions.

The Securities are senior unsecured obligations of the Company initially limited to $200,000,000 aggregate principal amount at any one time outstanding. This Security is one of a Series designated as 3.125% Senior Notes due 2022 of the Company.

Section 2. Optional Redemption

The Securities may be redeemed at the Company’s option, at any time in whole or from time to time in part. The redemption price for the Securities to be redeemed on any redemption date will be equal to the greater of the following amounts:

(a)	100% of the principal amount of the Securities being redeemed on the redemption date; or

(b)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 25 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the redemption date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Securityholders as of the close of business on the relevant record date according to the Securities and the Indenture. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company will mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Securityholder of the Securities to be redeemed. Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (A) Barclays Capital Inc., J.P. Morgan Securities LLC and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such redemption date.

On and after the redemption date, interest will cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Company defaults in the payment of the redemption price and accrued interest). On or before the redemption date, the Company will deposit with a Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the securities of any series are to be redeemed, the securities to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. The Securities are not entitled to the benefit of any mandatory redemption.

Section 3. Special Optional Redemption

The Securities may be redeemed at the Company’s option, in whole but not in part, in the event that the Company does not consummate the Acquisition on or before the Acquisition Deadline Date, or the Acquisition Agreement is terminated at any time on or before the Acquisition Deadline Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to but excluding the Special Optional Redemption Date. If the Company elects to redeem the Securities pursuant to this paragraph, the Company will cause notice of such redemption to be mailed, with a copy to the Trustee, to each

Holder at its registered address within five Business Days after the occurrence of the event that gives the Company the option to redeem the Securities. If funds sufficient to pay the special optional redemption price of all Securities to be redeemed on the Special Optional Redemption Date are deposited with the Trustee on or before such Special Optional Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Optional Redemption Date, the Securities will cease to bear interest and all rights under the Securities shall terminate (other than in respect of the right to receive the special optional redemption price, plus accrued and unpaid interest).

“Acquisition” means the transaction contemplated by the Acquisition Agreement.

“Acquisition Deadline Date” means December 31, 2012.

“Acquisition Agreement” means transaction agreement, dated as of February 15, 2012, between The Procter & Gamble Company and the Company.

“Special Optional Redemption Date” means the earlier to occur of (1) January 13, 2013 (or, if such day is not a Business Day, the first Business Day thereafter) or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Acquisition Agreement for any reason.

Section 4. Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined below) occurs, unless the Company has exercised its right to redeem the Securities as described in Section 2 or Section 3, the Company will make an offer to each Securityholder to repurchase all or any part (equal to $2,000 and integral multiples of $1,000 in excess thereof) of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus any accrued and unpaid interest on the Securities repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, the Company will mail a notice to each Securityholder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Securities on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase event provisions of the Securities, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Securities by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(a)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer;

(b)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and

(c)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent will promptly mail to each Securityholder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Securityholder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided, that each new Security will be in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Securities upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. An offer to repurchase the Securities upon a Change of Control Repurchase Event may be made in advance of a Change of Control Repurchase Event, if a definitive agreement is in place for a Change of Control at the time of the making of a such an offer.

“Below Investment Grade Rating Event” occurs if both the rating on the Securities is lowered by each of the Rating Agencies and the Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of our properties or assets and those of our subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(2) the adoption of a plan relating to the Company’s liquidation or dissolution;

(3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(4) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its wholly-owned Subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding shares of the Company’s Voting Stock, measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of our proxy statement in which such member was named as a nominee for election as a director).

“Fitch” means Fitch Ratings.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service Inc.

“Rating Agency” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company as a replacement agency for Fitch, Moody’s or S&P, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

Section 5. Sinking Fund

The Securities are not subject to any sinking fund.

Section 6. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Securityholder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

A global Security deposited with the Depository or the Trustee shall be transferred to the beneficial owner thereof in the form of definitive Securities only if (a) the Company notifies the Trustee in writing that the Depository, Euroclear Bank, S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, société anonyme, is no longer willing or able to act as a depository or clearing system for the Securities or the Depository ceases to be registered as a clearing agency under the Exchange Act, and a successor depository or clearing system is not appointed within 90 days of this notice or cessation, (b) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in definitive form under the Indenture or (c) upon the occurrence and continuation of an Event of Default under the Indenture with respect to the Securities. Upon surrender by the Depository of the global Securities, certificated Securities will be issued to each Person that the Depository identifies as the beneficial owner of the Securities represented by the global Security. Upon any such issuance, the Trustee is required to register the certificated Securities in the name of the Person or Persons or the nominee of any of these Persons and cause the same to be delivered to these Persons. Neither the Company nor the Trustee shall be liable for any delay by the Depository or any participant or indirect participant in identifying the beneficial owners of the related Securities and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Depository for all purposes, including with respect to the registration and delivery, and respective principal amounts, of the Securities to be issued.

Section 7. Events of Default

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 8. Persons Deemed Owners

The registered Securityholder may be treated as the owner of it for all purposes.

Section 9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Company and not to the Trustee for payment.

Section 10. Discharge and Defeasance

Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

Section 11. Trustee Dealings with the Company

Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

Section 12. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 13. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

Section 14. Notices

Notices to Securityholders will be published in authorized daily newspapers in the City of New York. It is expected that publication will be made in the City of New York in The Wall Street Journal. Any notice given pursuant to these provisions shall be deemed to have been given on the date of publication or, if published more than once, on the date first published.

Section 15. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 16. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Section 17. Defined Terms

All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $200,000,000 principal amount of Securities held in (check applicable space)          book-entry or         definitive form by                         (the “Transferor”).

The Transferor (check one box below):

has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                  agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

                Sign exactly as your name appears on the other side of this Security.